Exhibit 10.1

MITEL NETWORKS CORPORATION

350 Legget Drive

Kanata, Ontario

Canada K2K 2W7

July 7, 2016

BY EMAIL

Polycom, Inc.

6001 America Center Drive

San Jose, California 95002

Attention: Sayed M. Darwish

Ladies and Gentlemen:

Reference is made to that certain Agreement and Plan of Merger, dated as of April 15, 2016 and as thereafter amended (the “Merger Agreement”), by and among Polycom, Inc. (the “Company”), Mitel Networks Corporation (“Parent”) and Meteor Two, LLC. Further reference is made to the letter from the Company to Parent, dated July 7, 2016, regarding the Company Acquisition Proposal received from Siris Capital Group, LLC, which the Company Board has determined is a Company Superior Proposal. Capitalized terms used but not otherwise defined herein have the respective meanings ascribed thereto in the Merger Agreement.

Parent hereby waives the “matching period” set forth in Section 5.02(b) of the Merger Agreement. Please indicate that the Company will terminate the Merger Agreement pursuant to Section 9.01(h) thereof (the “Termination”) by returning a signed copy of this letter and paying the Company Termination Fee in immediately available funds to Parent’s account set forth on Annex A hereto. The Termination shall be automatically effective upon receipt by Parent of the Company Termination Fee.

[Signature page follows]

Please indicate your acceptance and agreement of the foregoing by signing where indicated below and returning a signed copy of this letter to Mitel pursuant to Section 10.05 of the Merger Agreement.

Very truly yours, MITEL NETWORKS CORPORATION

By:	/s/ Greg Hiscock
Greg Hiscock Vice President, General Counsel & Corporate Secretary

Accepted and Agreed as of

the date first written above:

POLYCOM, INC.

By:	/s/ Laura J. Durr
Name: Laura J. Durr Title: Chief Financial Officer & Executive Vice President

cc:	Wilson Sonsini Goodrich & Rosati, P.C.

One Market Plaza

Spear Tower, Suite 3300

San Francisco, CA 94105

Attention: Michael S. Ringler

Email: mringler@wsgr.com

Morrison & Foerster LLP

425 Market Street

San Francisco, CA 94105

Attention: Robert S. Townsend

Email: rtownsend@mofo.com

Paul, Weiss, Rifkind, Wharton & Garrison LLP

1285 Avenue of the Americas

New York, NY 10019

Attention: Adam M. Givertz

Email: agivertz@paulweiss.com

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